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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 12, 2001
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                Date of Report (Date of Earliest Event Reported)


                             WJ COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                                                          94-1402710
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     (Commission File Number)                  (IRS Employer Identification No.)


               401 River Oaks Parkway, San Jose, California 95134
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               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 577-6200
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              (Registrant's Telephone Number, including Area Code)


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ITEM 5.  Other Events.

WJ Communications, Inc. confirmed that the underwriters' lock-up restrictions imposed in connection with the WJ Communications initial public offering on approximately 52 million common shares, including shares issuable on the exercise of vested stock options, is scheduled to expire at the close of business on February 13, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 12, 2001                WJ COMMUNICATIONS, INC.

                                          By:    /S/ MALCOLM J. CARABALLO
                                             -----------------------------------
                                          Name:      Malcolm J. Caraballo
                                          Title:     President & Chief Executive
                                                     Officer




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